AboveNet

AboveNet, Inc.

Second Quarter 2009
Earnings Conference Call
August 10, 2009

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

High-Bandwidth Connectivity Solutions

Safe Harbor Statement

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends and recessionary pressures, future opportunities, the Company's exposure to the financial services industry and strength of competition and pricing. The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company's business or future financial results is included in the Company's SEC filings, including, but not limited to, those described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. We discuss certain non-GAAP financial measures in this presentation and provide the GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliation between the two.

AboveNet

Q2 2009 Highlights

- Q2 2009 versus Q2 2008

$/M	Q2 '08	Q2 '09	% Δ
Revenue	$ 77.1	$ 88.0	14%
Adjusted EBITDA	$ 28.1	$ 38.5	37%
Capital Expenditures	$ 25.8	$ 32.3	25%

AboveNet

Q2 2009 Highlights

- Macro Economic Effects
  - New order activity YTD approximately same as 2008 period
  - Customer terminations and downgrades increased year-over-year
  - Pricing pressure continues in IP and Long Haul; Metro and Fiber Infrastructure services relatively stable
- Demand Drivers
  - Bandwidth needs in all segments continue to grow
  - Network optimization increases capacity and is more cost effective
  - Data centers are big bandwidth hubs – we're connected to buildings in which approximately 400 data centers operate
  - Low latency, high speed, point-to-point connections continue to drive business

AboveNet

Q2 2009 Highlights



Revenue
$/M
$77.1
$85.4
$88.0
Q2 '08
Q1 '09
Q2 '09

Includes Contract Termination Revenue of $2.0, $1.9, $0.8, respectively



Adjusted EBITDA
$/M
$28.1
$38.2
$38.5
Q2 '08
Q1 '09
Q2 '09



Adjusted EBITDA Margin
36.4%
44.7%
43.8%
Q2 '08
Q1 '09
Q2 '09



Diluted EPS
$0.92
$2.22
$1.95
Q2 '08
Q1 '09 *
Q2 '09

Not adjusted for two-for-one stock split scheduled to be delivered 09/03/09

* Includes tax benefit of $0.41 per diluted share

Quarterly Revenue and Adjusted EBITDA Trends



$/M
95
90
85
80
75
70
65
60
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Revenue
Contract Termination Revenue



$/M
45
40
35
30
25
20
15
10
5
0
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Adjusted EBITDA

- Revenue, net of Contract Termination Revenue, has grown steadily over the last six quarters leading to growth in Adjusted EBITDA
- Q3 2008 Adjusted EBITDA negatively impacted by $2.3M asset impairment
- Q2 2009 Adjusted EBITDA negatively impacted by $0.5M asset impairment

AboveNet

Domestic Services Revenue

Domestic Quarterly Services Revenue



$/M
90
80
70
60
50
40
30
20
10
0
Q1 '06
Q3 '06
Q1 '07
Q3 '07
Q1 '08
Q3 '08
Q1 '09
FIS
Metro
WAN

The above chart reflects the revenue classifications established in 2008. 2007 and 2006 information has been recast to conform to these classifications.

Domestic Services Revenue Mix

	Q2 '08	Q1 '09	Q2 '09
Metro Services	25%	28%	29%
WAN Services	18%	21%	21%
Fiber Infrastructure	57%	51%	50%

Excludes Other Revenue which includes, but is not limited to, Contract Termination Revenue

New/Existing Customer Mix

- YTD bookings breakout roughly 1/3 new and 2/3 existing customers
- Mix has been relatively consistent during the past few years
- "New" is defined as all bookings from a new logo within a calendar year

AboveNet

Cash Flow from Operating Activities and Capex



$/M
45
40
35
30
25
20
15
10
5
0
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Cash Flow from Operating Activities
Cash used for Capital Expenditures



June 30, 2009 YTD Capital Expenditure Components
1%
13%
28%
58%
Success Based
Infrastructure
Maintenance
Other

AboveNet

Financial Review

High-Bandwidth Connectivity Solutions

AboveNet

Q2 2009 Revenue – Year-over-Year Comparison

$/M	Three Months Ended June 30, 2008	% Total	Three Months Ended June 30, 2009	% Total	% Δ
Metro Services	$ 16.5	21%	$ 23.2	26%	41%
WAN Services	11.7	15%	16.3	18%	39%
Fiber Infr. Svcs.	37.5	49%	39.3	45%	5%
U.K. and others	8.3	11%	7.8	9%	(6%)
Other	3.1	4%	1.4	2%	(55%)
Total	$ 77.1	100%	$ 88.0	100%	14%

- Domestic Metro and WAN revenue increased from 37% to 45% of total revenue between Q2 2008 and Q2 2009
- Revenue from foreign operations fell in Q2 2009 as a result of the strengthening of the U.S. Dollar against the British Pound
- Contract termination revenue was $2.0M in Q2 2008 vs. $0.8M in Q2 2009. Adjusting for contract termination revenue, growth was 16%

AboveNet

Q2 2009 Revenue – Sequential Quarter Comparison

$/M	Three Months Ended March 31, 2009		% Total	Three Months Ended June 30, 2009		% Total	% Δ
Metro Services	$	21.4	25%	$	23.2	26%	8%
WAN Services		16.0	19%		16.3	18%	2%
Fiber Infr. Svcs.		38.3	45%		39.3	45%	3%
U.K. and others		6.9	8%		7.8	9%	13%
Other		2.8	3%		1.4	2%	(50%)
Total	$	85.4	100%	$	88.0	100%	3%

- Domestic Metro and WAN revenue grew from 44% to 45% of total revenue between Q1 2009 and Q2 2009
- Contract termination revenue was $1.9M in Q1 2009 vs. $0.8M in Q2 2009. Adjusting for contract termination revenue, growth was 4.4%
- Growth in U.K. attributable to increase in service revenue coupled with a slight strengthening of the British Pound against the U.S. Dollar

AboveNet

Q2 2009 Highlights

$/M, except EPS	Three Months Ended June 30, 2008	Three Months Ended June 30, 2009	% Δ	Three Months Ended March 31, 2009	Three Months Ended June 30, 2009	% Δ
Revenue	$ 77.1	$ 88.0	14%	$ 85.4	$ 88.0	3%
Costs of Revenue	31.6	32.3	2%	29.4	32.3	10%
SG&A	21.1	20.1	(5%)	20.7	20.1	(3%)
Adj. EBITDA	$ 28.1	$ 38.5	37%	$ 38.2	$ 38.5	1%
Adj. EBITDA Margin	*36.4%*	*43.8%*	*20%*	*44.7%*	*43.8%*	(2%)
Net Income	$ 11.2	$ 24.6	120%	$ 27.4	$ 24.6	(10%)
Diluted EPS *	0.92	1.95	112%	2.22	1.95	(12%)
Capital Expenditures	$ 25.8	$ 32.3	25%	$ 21.2	$ 32.3	52%

- Strong Adj. EBITDA growth over Q2 2008 resulting from Revenue growth and margin expansion
- Costs of Revenue increase over Q1 2009 primarily a result of increased network maintenance and $0.5M provision for equipment impairment
- 10% decrease in net income from Q1 2009 primarily a result of a one-time $5.1M tax benefit in Q1 2009

* Diluted EPS not adjusted for two-for-one stock split scheduled to be delivered 09/03/09

AboveNet

YTD Revenue – Year-over-Year Comparison

$/M

	Six Months Ended June 30, 2008	% Total	Six Months Ended June 30, 2009	% Total	% Δ
Metro Services	$ 30.9	21%	$ 44.6	26%	44%
WAN Services	22.5	15%	32.3	19%	44%
Fiber Infr. Svcs.	73.9	50%	77.6	45%	5%
U.K. and others	16.1	11%	14.7	8%	(9%)
Other	4.6	3%	4.2	2%	(9%)
Total	$ 148.0	100%	$ 173.4	100%	17%

- Domestic Metro and WAN revenue increased from 36% to 44% of total YTD revenue between Q2 2008 and Q2 2009
- Revenue from foreign operations fell for the six months ended June 30, 2009 as a result of the strengthening of the U.S. Dollar against the British Pound
- Contract termination revenue for the six months ended June 30, 2008 was $2.3M vs. $2.7M in the comparable 2009 period. Adjusting for contract termination revenue had little effect on the growth rate

AboveNet

YTD Highlights

$/M, except EPS	Six Months Ended June 30, 2008	2009	% Δ
Revenue	$ 148.0	$ 173.4	17%
Costs of Revenue	62.4	61.7	(1%)
SG&A	45.9	40.8	(11%)
Adj. EBITDA	$ 47.6	$ 76.7	61%
Adj. EBITDA Margin	*32.2%*	*44.2%*	*38%*
Net Income	$ 14.6	$ 52.0	256%
Diluted EPS *	1.20	4.17	248%
Capital Expenditures	$ 54.0	$ 53.5	(1%)

- Strong Adjusted EBITDA growth primarily a result of increased domestic services revenue and one-time expenses incurred in prior year period
- 256% increase in net income partially attributable to $4.9M tax benefit for the six months ended June 30, 2009, compared to a tax provision of $1.1M in prior year period

* Diluted EPS not adjusted for two-for-one stock split scheduled to be delivered 09/03/09

AboveNet

Financial Strength

Balance Sheet

$/M (at period ended)	December 31, 2007	December 31, 2008	June 30, 2009
Cash/cash equivalents	$45.8	$87.1	$110.0
Debt [1]	$ 1.8	$37.6	$36.4

(1) Includes capital lease obligation and senior secured credit facility in 2008 and 2009

Cash Flow

$/M (for period ended)	December 31, 2007	December 31, 2008	June 30, 2009
CF from Operating Act.	$69.7	$116.1	$74.5
Capital Expenditures [2]	$90.8	$117.2	$53.5
CF from Financing Act.	($5.4)	$42.6	$1.1

(2) Per Consolidated Statements of Cash Flows

Secured Credit Facility

$27 million revolver ($26 million available)

$34.9 million term loan outstanding

$26.2 million delayed draw term loan available to be drawn by December 31, 2009

Future Scheduled Secured Credit Facility Repayments

$/M

2009	2010	2011	2012	2013
$ 2.1	$ 4.3	$ 4.3	$ 5.5	$18.7

AboveNet

Deferred Revenue Overview

$/M

- Deferred Revenue on Balance Sheet (Short-term and Long-term)

December 31, 2008	$113.3
June 30, 2009	124.0
YTD net change	$ 10.7

- YTD change a result of:

Amortization of deferred revenue	($11.7)
Installation receipts	20.6
Change in collections in advance	0.5
Exchange rate effect	1.3
YTD net change	$10.7

- Balance is a result of service prepayments, installation payments and collected monthly advance billings
- YTD Summary

Revenue	$173.4
Amortization of deferred revenue	(11.7)
Billed revenue plus collected contract termination revenue	$161.7

Deferred Tax Asset Overview

AboveNet

As of December 31, 2008 (Consolidated)

- Deferred Tax Assets (DTA) $811.1 million
- Deferred Tax Liabilities (DTL) $ 93.3 million
- Net DTA has full valuation allowance, thus not reflected on balance sheet
- Largest components of Consolidated DTA comprised of:
  - Property and Equipment (tax vs. book) $436.0 million
    - Through 12/31/2008, domestic depreciation deductions were limited by the NUBIL rules. Starting 2009, these deductions are no longer limited. This amount represents the net tax effect of the excess of depreciation deductions for income tax purposes and depreciation expense for financial statement purposes, substantially all of which is domestic
  - NOL's $348.1 million
    - The domestic NOL is limited to $8.1 million per year through 2028
- DTA's (tax attributes) will be further limited in the event of a change-in-control

Outlook

- Good customer demand for services through first half of 2009, particularly given economic conditions, tempered by higher levels of terminations and downgrades
- Bandwidth consumption, network optimization, and connectivity to data centers continue to drive business
- Increasing levels of competition for customer business
- Pricing for Fiber Infrastructure and Metro services are relatively stable, WAN under more pricing pressure
- 2009 Revenue forecast at $350M to $355M
- Expect FY 2009 Adjusted EBITDA Margin slightly lower than YTD 2009 actual margin
- 2009 Capital Expenditures forecast at $110M to $120M

AboveNet

Thank You

High-Bandwidth Connectivity Solutions

Appendix

AboveNet

Inactive Markets

- AboveNet has assets in 12 Inactive Markets
- Total conduit placed ~ 325 miles
- Some markets have no fiber, some are partially fibered
- Markets include:

Charlotte	Minneapolis
Cleveland	New Orleans
Detroit	Richmond
Denver	Salt Lake City
Kansas City	San Antonio
Miami	St. Louis

- Conduit placed ranges from 2 to 123 miles, depending on market
- Costs to complete a given market vary depending on existing network and desired initial footprint to launch market
- Estimated minimum required capex per market: $3 to $15 million
- Incremental expenses related to sales/operations teams required
- It is unlikely most of these markets will make economic sense to enter for the foreseeable future

AboveNet

Consolidated Statements of Operations

$/M, except share and per share information	Three Months Ended June 30, 2008	Three Months Ended June 30, 2009
Revenue	$ 77.1	$ 88.0
Costs of revenue	31.6	32.3
Selling, general and administrative expenses	21.1	20.1
Depreciation and amortization	12.2	12.3
Operating income	12.2	23.3
Other income (expense):		
Interest income	0.4	0.1
Interest expense	(0.9)	(1.1)
Other income, net	-	2.5
Income before income taxes	11.7	24.8
Provision for income taxes	0.5	0.2
Net income	$ 11.2	$ 24.6
Income per share, basic:		
Basic income per share	$ 1.04	$ 2.14
Weighted average number of common shares	10,741,312	11,513,149
Income per share, diluted:		
Diluted income per share	$ 0.92	$ 1.95
Weighted average number of common shares	12,145,195	12,613,503

Share and per share data not adjusted for two-for-one stock split scheduled to be delivered 09/03/09

AboveNet

YTD Consolidated Cash Flow Summary

$/M	Six Months Ended June 30, 2008	Six Months Ended June 30, 2009
Net Income	$ 14.6	$ 52.0
Depreciation and Amortization	24.8	24.2
Stock-based compensation	7.9	5.8
Working Capital	(1.4)	(18.5)
Deferred revenue and other LT liabilities	8.6	9.4
Other	(1.0)	1.6
Cash provided by Operating Activities	53.5	74.5
Cash used in Investing Activities	(52.4)	(53.5)
Cash provided by Financing Activities	21.6	1.1
Effect of exchange rates on cash	-	0.8
Net increase in cash and cash equivalents	22.7	22.9
Cash and cash equivalents, beginning of period	45.8	87.1
Cash and cash equivalents, end of period	$ 68.5	$ 110.0

AboveNet

Reconciliation of Non-GAAP Financial Measures

- Adjusted EBITDA is defined as net income before provision for (benefit from) income taxes, other income/expense, interest income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on sales of data centers, depreciation and amortization, and non-cash stock-based compensation

- Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

$/M	Six Months Ended June 30, 2008	Six Months Ended June 30, 2009
NET INCOME	$ 14.6	$ 52.0
Interest income	(0.9)	(0.3)
Interest expense	1.6	2.3
Other income, net	(1.5)	(2.4)
Provision for (benefit from) income taxes	1.1	(4.9)
OPERATING INCOME	14.9	46.7
Depreciation and amortization	24.8	24.2
Non-cash stock-based compensation	7.9	5.8
Adjusted EBITDA	$ 47.6	$ 76.7

Calculation of Adjusted EBITDA Margins

	2008	2009
Adjusted EBITDA	$47.6	$76.7
Revenue	$148.0	$173.4
Adjusted EBITDA Margin	32.2%	44.2%

Reconciliation of Non-GAAP Financial Measures (Cont'd)

AboveNet

$/M

	Three Months Ended					
	03/31/08	06/30/08	09/30/08	12/31/08	03/31/09	06/30/09
NET INCOME	$ 3.4	$ 11.2	$ 10.4	$ 17.3	$ 27.4	$ 24.6
Interest income	(0.5)	(0.4)	(0.5)	(0.4)	(0.2)	(0.1)
Interest expense	0.7	0.9	1.1	1.2	1.2	1.1
Other (income) expense, net	(1.5)	0.0	2.0	1.9	0.1	(2.5)
Provision for (benefit from) income taxes	0.6	0.5	1.9	5.3	(5.1)	0.2
OPERATING INCOME	2.7	12.2	14.9	25.3	23.4	23.3
Depreciation and amortization	12.6	12.2	12.2	11.3	11.9	12.3
Non-cash stock-based compensation	4.2	3.7	1.7	2.9	2.9	2.9
Adjusted EBITDA	$ 19.5	$ 28.1	$ 28.8	$ 39.5	$ 38.2	$ 38.5
Calculation of Adjusted EBITDA Margins						
Adjusted EBITDA	$19.5	$28.1	$28.8	$39.5	$38.2	$38.5
Revenue	$70.9	$77.1	$82.1	$89.8	$85.4	$88.0
Adjusted EBITDA Margin	27.5%	36.4%	35.1%	44.0%	44.7%	43.8%

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

$/M

RECONCILIATION OF REVENUE TO REVENUE, NET OF CONTRACT TERMINATION REVENUE

	Three Months Ended					
	03/31/08	06/30/08	09/30/08	12/31/08	03/31/09	06/30/09
Revenue	$70.9	$77.1	$82.1	$89.8	$85.4	$88.0
Contract Termination Revenue	0.3	2.0	4.4	8.7	1.9	0.8
Revenue, Net of Contract Termination Revenue	$70.6	$75.1	$77.7	$81.1	$83.5	$87.2